UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

ARALEZ PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37691	98-1283375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 West Credit Avenue, Suite 101, Mississauga, Ontario, Canada	L5N 0E4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 876-1118

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02.  Results of Operations and Financial Condition.

On May 8, 2018,  Aralez Pharmaceuticals Inc., a company formed under the laws of the Province of British Columbia, Canada (the “Company”), issued a press release announcing its results of operations for the quarter ended March 31, 2018.  The full text of such press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosures.

As previously announced, the Company will conduct a conference call today, Tuesday,  May 8, 2018 at 8:00 a.m. ET, to discuss its 2018 first quarter financial results and recent business updates, including its new strategic direction (described below).  The presentation slides to be used during the call will be available on the “Investors” section of the Company’s website (http://www.aralez.com) under the “Presentations & Webcasts” tab beginning at 8:00 a.m. ET on Tuesday,  May 8,  2018.  A question and answer session will follow the presentation.  The conference call and the presentation slides will be simultaneously webcast on the “Investors” section of the Company’s website under the “Presentations & Webcasts” tab beginning at 8:00 a.m. ET on Tuesday,  May 8, 2018, and will remain available for future review for two weeks after the event.  The information contained in, or that can be accessed through, the Company’s website is not a part of this filing.

Item 8.01.  Other Events.

On May 8, 2018, the Company also issued a press release announcing a new strategic direction.  The full text of such press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated May 8, 2018, issued by Aralez Pharmaceuticals Inc. (regarding results of operations for the quarter ended March 31, 2018)

99.2	Press Release, dated May 8, 2018, issued by Aralez Pharmaceuticals Inc. (regarding new strategic direction)

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated May 8, 2018, issued by Aralez Pharmaceuticals Inc. (regarding results of operations for the quarter ended March 31, 2018)

99.2	Press Release, dated May 8, 2018, issued by Aralez Pharmaceuticals Inc. (regarding new strategic direction)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2018	ARALEZ PHARMACEUTICALS INC.

	By:	/s/ Adrian Adams
Adrian Adams
Chief Executive Officer

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